UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 21, 2003



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                      0-14289                  62-1222567
          ---------                      -------                  ----------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                  -------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

     On November 21, 2003, Greene County Bancshares, Inc. (the "Company") completed its acquisition of Gallatin, Tennessee-based Independent Bankshares Corporation. The Company also announced that Independent's wholly-owned subsidiary banks, First Independent Bank and Rutherford Bank and Trust, were subsequently merged with the Company's wholly-owned subsidiary bank, with Greene County Bank as the surviving entity. Further information is set forth in the attached press release contained in Exhibit 99.1 hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GREENE COUNTY BANCSHARES, INC.


Date:  November 21, 2003                  By:/s/ R. Stan Puckett
                                             -----------------------------------
                                                 R. Stan Puckett
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)
-------        -------------------------

 99.1          Copy of press release issued by the Company on November 21, 2003.